                       [FRONT SIDE OF STOCK CERTIFICATE]

CLASS A COMMON STOCK                                        CLASS A COMMON STOCK

     NUMBER                                                         SHARES

INCORPORATED UNDER THE LAWS                 THIS CERTIFICATE IS TRANSFERRABLE IN
OF THE STATE OF DELAWARE                                 NEW YORK, NY

                     ASSOCIATES FIRST CAPITAL CORPORATION

THIS IS TO CERTIFY THAT                                      CUSIP

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF THE PAR VALUE OF $.01 EACH OF

Associates First Capital Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the seal of the Corporation and the signatures of its duly authorized Officers.

Dated                                       COUNTERSIGNED AND REGISTERED:
                                            [                           ]
                                                          TRANSFER AGENT
                                                          AND REGISTRAR

                                            By

CHAIRMAN AND CHIEF EXECUTIVE OFFICER                        Authorized Signature

            SECRETARY

                                      [CORPORATE SEAL]
                                                      --------------------------

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                      [REVERSE SIDE OF STOCK CERTIFICATE]

                     ASSOCIATES FIRST CAPITAL CORPORATION


     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                 UNIF GIFT MIN ACT - _________ Custodian _________
                                                                    (Cust)              (Minor)
TEN ENT - as tenants by the entireties                             under Uniform gifts to Minors
                                                                   Act _________________________
JT TEN - as joint tenants with                                                  (State)
         right of survivorship
         and not as tenants in common


     Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------------

                                        ----------------------------

         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.